AGREEMENT FOR THE SALE AND PURCHASE OF
                    TIMBER SAWMILLING EQUIPMENT AND SERVICES

Agreement

This agreement is dated the twentieth day of May, 2004 and is entered into between:

Integrated Forest Products Pty Ltd (ABN 520 83521 966 ) a company incorporated in Australia with offices situated at Suite 4, 95 Salmon Street, Port Melbourne, Victoria 3207, Australia

and

Acora Reneco Group Pty Ltd (ABN 680 89944 561 ) a company incorporated in Australia with its main manufacturing facility situated at 12 Government Road, Eden, New South Wales 2551, Australia.

and will apply for an initial period of five years (5 years) from the date of this agreement and will continue thereafter unless terminated by the issuing by either party to the other of twelve months (12 months) written notice of the intention to terminate.

Introduction

Integrated Forest Products (hereafter referred to as Integrated) owns and operates a timber sawmill in Canberra, Australian Capital Territory and has the rights to forest licenses in the Bombala region, New South Wales, Australia and proposes to build a log sorting and green sawmill in that region.

Acora Reneco Group (hereafter referred to as ARG) is a leading Australian saw milling equipment designer, manufacturer and supplier.

Agreement

It is agreed between The Parties that ARG will offer priority access to and delivery of its technology, design expertise, equipment and services to Integrated for work that is required by Integrated in the area of saw milling plant and equipment design and supply and/or procurement and any other items mutually agreed between The Parties.

It is further agreed between The Parties that ARG will supply these items at a rate that equates to its normal selling price for these products and services less a discount of 10% for its goods and services that are manufactured or directly supplied by ARG and at a 10% discount to its normal margin for imported goods and services.


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It is further  agreed  between The Parties  that in exchange  for this  priority access and special pricing, Integrated will offer all of its work in this area to ARG exclusively.

It is further agreed between The Parties that the log sorting and green mill line designed by ARG for Integrated's new Bombala operation, as generally detailed in the attached layout drawing BOMBALA SAWMILL - Proposed Layout Feb 2004 will be supplied to Integrated by ARG for a fixed price of A$35,080,000 (Thirty Five Million and Eighty Thousand Australian Dollars) plus escalation from 01 July 2004 equal to the rate of increase in the Australian All Groups Consumer Price Index (CPI) as published periodically by The Australian Bureau of Statistics, Canberra. Payment terms for this project will be ARG's normal commercial terms. An alternative plan known between the parties as the "IFP CSG Upgrade Proposal" will be supplied for A$24,840,000 (Twenty Four Million Eight Hundred and Forty Thousand Australian Dollars) plus escalation from 01 July 2004 equal to the rate of increase in the aforementioned Australian All Groups Consumer Price Index (CPI), if Integrated chooses this option.

It is further agreed between The Parties that this agreement was entered into following substantial discussions between Integrated and ARG in relation to this Agreement that have created an understanding by The Parties of the obligations and rights of each party under this Agreement and that the principals of the two companies (who are signatories below) are fundamental in the body of this agreement. Thus the ongoing details of this Agreement may change by mutual agreement from time to time, but the changes will at all times be compatible with the spirit of this Agreement and the proposed association between the companies detailed herein.

In acknowledgement of this agreement it is hereby signed on behalf of:

Integrated Forest Products Pty Ltd

                                       Director      Name:
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Date:
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Witness:

Witness names and address:

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                                       Director      Name:
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Date:
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Witness:

Witness names and address:

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Acora Reneco Group Pty Ltd


                                       Director      Name:
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Date:
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Witness:

Witness names and address:

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                                       Director      Name:
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Date:
     ---------------------------------

Witness:

Witness names and address:

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